THE ADVISORS' INNER CIRCLE FUND

                        INDEPENDENCE SMALL CAP PORTFOLIO

                       SUPPLEMENT DATED SEPTEMBER 15, 2003
                      TO THE PROSPECTUS DATED MARCH 1, 2003


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS

Effective October 1, 2003, a 2.00% redemption fee will be assessed against shares of the Independence Small Cap Portfolio which are redeemed (sold) by shareholders within ninety days of their purchase date. The redemption fee will not be assessed against shares purchased prior to October 1, 2003. As a result, the following changes have been made to the Prospectus:

THE SECTION ENTITLED "WHAT ARE THE FUND'S FEES AND EXPENSES--SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)" ON PAGE 4 HAS BEEN DELETED AND REPLACED WITH THE FOLLOWING:

The fund may charge a redemption fee that would be paid directly from your investment. Shareholders may pay a redemption fee when they redeem shares held for less than ninety days. For more information, see "Redemption Fee" in the Section on "Transaction Policies."

SHAREHOLDER TRANSACTION FEE
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Redemption Fee (as a percentage of amount redeemed)                        2.00%

THE FOLLOWING PARAGRAPHS HAVE BEEN ADDED TO THE END OF THE SECTION ENTITLED "TRANSACTION POLICIES":

REDEMPTION FEE

The Independence Small Cap Portfolio will deduct a 2.00% redemption fee from the redemption proceeds of any shareholder redeeming shares of the fund held for less than ninety days. In determining how long shares of the fund have been held, the fund assumes that shares held by the investor the longest period of time will be sold first.

The fund will retain the fee for the benefit of the remaining shareholders. The fund charges the redemption fee to help minimize the impact the redemption may have on the performance of the fund, to facilitate fund management and to offset certain transaction costs and other expenses the fund incurs because of the redemption. The fund also charges the redemption fee to discourage market timing by those shareholders initiating redemptions to take advantage of short-term market movements. From time to time, the fund may waive or modify the redemption fee for certain categories of investors.

                         THE ADVISORS' INNER CIRCLE FUND

                        INDEPENDENCE SMALL CAP PORTFOLIOO


                       SUPPLEMENT DATED SEPTEMBER 15, 2003
                      TO THE PROSPECTUS DATED MARCH 1, 2003


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


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FOREIGN INVESTORS

The Independence Small Cap Portfolio (the "Fund") does not generally accept investments by non-US persons. Non-US persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity, and the Fund shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal Law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


















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